TAXES ON INCOME (Schedule of Deferred Tax Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Lease provision	$ 1,769	$ 1,749
Swap instrument	390	682
Mortgage loan	246	245
Deferred tax assets	2,405	2,676
Deferred tax liabilities:
Land	(5,931)	(5,770)
Building	(12,016)	(11,834)
Other assets, net	(273)	(334)
Deferred tax liabilities	(18,220)	(17,938)
Deferred tax liabilities, net	$ (15,815)	$ (15,262)